UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 14, 2017 (November 14, 2017)

THE J.G. WENTWORTH COMPANY
(Exact name of registrant as specified in its charter)

Delaware	001-36170	46-3037859
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1200 Morris Drive Suite 300 Chesterbrook, Pennsylvania		19087-5148
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code (484) 434-2300

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 Results of Operations and Financial Condition.
On November 14, 2017, The J.G. Wentworth Company announced its results of operations for the quarter ended September 30, 2017.  A copy of the related press release is furnished herewith as Exhibit 99.1 and is incorporated by reference herein.
The information set forth in Item 2.02 of this Current Report on Form 8-K, including Exhibit 99.1 attached hereto, is furnished pursuant to Item 2.02 of Form 8-K and shall not be deemed “filed” for any other purpose, including for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”), or otherwise subject to the liabilities of that Section.
This information shall not be deemed to be incorporated by reference into any filing of the registrant under the Securities Act of 1933 or the Exchange Act regardless of any general incorporation language in such filing.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description
99.1	Press Release, dated November 14, 2017, issued by The J.G. Wentworth Company

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE J.G. WENTWORTH COMPANY

By:	/s/ Michael Shaw
	Name:	Michael Shaw
	Title:	Chief Accounting Officer

Dated: November 14, 2017

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release, dated November 14, 2017, issued by The J.G. Wentworth Company